VANGUARD(R)
WELLINGTON
FUND
Annual Report
November 30, 1999

[SHIP GRAPHIC]
[A MEMBER OF THE VANGUARD GROUP]

FELLOW SHAREHOLDERS:

TWO ROADS DIVERGED IN A WOOD, AND I--I TOOK THE ONE LESS TRAVELED BY, AND THAT HAS MADE ALL THE DIFFERENCE.

I can think of no better words than those of Robert Frost to begin this special letter to our shareholders, who have placed such extraordinary trust in me and in Vanguard over the past quarter century. When the firm was founded 25 years ago, we deliberately took a new road to managing a mutual fund enterprise. Instead of having the funds controlled by an outside management company with its own financial interests, the Vanguard funds--there were only 11 of them then--would be controlled by their own shareholders and operate solely in their financial interests. The outcome of our unprecedented decision was by no means certain. We described it then as "The Vanguard Experiment."

         Well, I guess it's fair to say it's an experiment no more. During the past 25 years, the assets we hold in stewardship for investors have grown from $1 billion to more than $500 billion, and I believe that our reputation for integrity, fair-dealing, and sound investment principles is second to none in this industry. Our staggering growth--which I never sought--has come in important part as a result of the simple investment ideas and basic human values that are the foundation of my personal philosophy. I have every confidence that they will long endure at Vanguard, for they are the right ideas and right values, unshakable and eternal.

         While Emerson believed that "an institution is the lengthened shadow of one man," Vanguard today is far greater than any individual. The Vanguard crew has splendidly implemented and enthusiastically supported our founding ideas and values, and deserves the credit for a vital role in forging our success over the years. It is a dedicated crew of fine human beings, working together in an organization that is well prepared to press on regardless long after I am gone. Creating and leading this enterprise has been an exhilarating run. Through it all, I've taken the kudos and the blows alike, enjoying every moment to the fullest, and even getting a second chance at life with a heart transplant three years ago. What more could a man ask?

         While I shall no longer be serving on the Vanguard Board, I want to assure you that I will remain vigorous and active in a newly created Vanguard unit, researching the financial markets, writing, and speaking. I'll continue to focus whatever intellectual power and ethical strength I possess on my mission to assure that mutual fund investors everywhere receive a fair shake. In the spirit of Robert Frost:

         BUT I HAVE PROMISES TO KEEP, AND MILES TO GO BEFORE I SLEEP, AND MILES TO GO BEFORE I SLEEP.

         You have given me your loyalty and friendship over these long years, and I deeply appreciate your thousands of letters of support. For my part, I will continue to keep an eagle eye on your interests, for you deserve no less. May God bless you all, always.

/S/
JCB

--------------------------------------------------------------------------------

CONTENTS

REPORT FROM THE CHAIRMAN     1
AFTER-TAX RETURNS REPORT     5
NOTICE TO SHAREHOLDERS       6
THE MARKETS IN PERSPECTIVE   7
REPORT FROM THE ADVISER      9
PERFORMANCE SUMMARY          11
FUND PROFILE                 12
FINANCIAL STATEMENTS         16
REPORT OF INDEPENDENT ACCOUNTANTS   28
--------------------------------------------------------------------------------

REPORT FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]

--------------------------------------------------------------------------------
Vanguard Wellington Fund's 3.6% return during the fiscal year ended November 30, 1999, was disappointing in both an absolute and a relative sense. It was the smallest annual return for the fund since fiscal 1994, when Wellington posted a slight decline. For the first time in the last eight fiscal years, our return trailed that of the average balanced mutual fund. We also came up short in relation to our unmanaged composite stock/bond index.

         The table at right presents the fund's total return (capital change plus reinvested dividends) and those of the average balanced fund and the composite index. The index benchmark allots 65% to the Standard & Poor's 500 Index, which gained 20.9% during the year, and 35% to the Lehman Brothers Long Corporate AA or Better Bond Index, which declined -5.8%.

                                                                TOTAL RETURNS
                                                             FISCAL YEAR ENDED
                                                             NOVEMBER 30, 1999
--------------------------------------------------------------------------------
Vanguard Wellington Fund                                             3.6%
--------------------------------------------------------------------------------
Average Balanced Fund*                                               8.9%
--------------------------------------------------------------------------------
Wellington Composite Index**                                        11.0%
--------------------------------------------------------------------------------
S&P 500 Index                                                       20.9%
--------------------------------------------------------------------------------
Lehman Long Corporate AA or
Better Index                                                        -5.8%
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehma
  Long Corporate AA or Better Index.

         The fund's return is based on a decrease in net asset value from $32.29 per share on November 30, 1998, to $29.62 per share on November 30, 1999, and is adjusted for dividends totaling $1.22 per share paid from net investment income and a distribution of $2.44 per share paid from net realized capital gains. (Net realized capital gains totaling $1.50 per share were distributed in December 1999 along with our fourth-quarter income dividend.) The fund's yield as of November 30 was 3.9%.

FINANCIAL MARKETS IN REVIEW

The 12-month period ended November 30 featured plenty of positive economic news, as well as plenty of concern over how much longer the good times can roll before inflation begins to accelerate. The U.S. economy's expansion continued to display remarkable staying power--inflation-adjusted economic output rose 4.3% from the third quarter of 1998 to the third quarter of 1999, and the nation's unemployment rate was at the lowest point in three decades. Overseas economies also picked up steam. Despite heightened business activity and a big jump in energy prices, inflation was moderate: Consumer prices increased 2.6% during our fiscal year.

         Of course, financial markets seek to look ahead, not behind. And a belief that higher inflation could not be far off was reflected in a steady rise in interest rates during the fiscal year. The Federal Reserve Board joined the uptrend by raising its target for short-term interest rates three times by a total of 75 basis points (0.75 percentage point) in an attempt to slow the economy and head off inflation.

         Although rising rates restrained the stock market a bit, market averages managed an impressive advance. Technology companies powered the ascent--tech stocks within the S&P 500 Index gained more than 66% as a group. As noted, the S&P 500, which is dominated by large-capitalization stocks, returned 20.9%, its fifth straight year of returns higher than 20%. The entire U.S. stock market, as represented by the Wilshire

5000 Total Market Index, advanced an even higher 22.4%, but as with the S&P 500, a large portion of the gain was concentrated in a relatively small number of stocks. Many value-oriented stocks, in particular, were left far behind. For example, within the S&P 500 Index, value stocks gained 12.5%, less than half the 28.5% return for growth stocks. The disparity was astonishing within the small-cap Russell 2000 Index, where growth stocks gained 32.7% and value stocks declined -1.4%.

         While increasing interest rates weighed on stocks during fiscal 1999, they dragged the bond market down to its worst year since 1994. The yield of the 30-year U.S. Treasury bond ended the fiscal year at 6.29%, up 123 basis points from its starting point of 5.06% on November 30, 1998. The yield of 3-month U.S. Treasury bills climbed 82 basis points during the year to 5.30%.

         Bond prices move in the opposite direction from interest rates, and the magnitude of the price change increases along with bond maturities. Long-term Treasury bond prices fell by more than -13%. The overall bond market, as measured by the Lehman Aggregate Bond Index, which has an intermediate-term average maturity, had an average price decline of -6.2%, entirely offsetting interest income of 6.2%. As a result, the index had a break-even year. On balance, corporate bonds did a bit better than Treasury securities during the fiscal year.

FISCAL 1999 PERFORMANCE OVERVIEW

Wellington Fund's 3.6% return during the fiscal year was 5.3 percentage points behind the 8.9% return of the average balanced fund and 7.4 points behind the 11.0% return of our stock/bond index benchmark. The biggest reason for the shortfall was our bias toward value stocks--those that tend to pay relatively high dividend yields and to sell at below-average multiples of earnings and book value. This bias has served the fund very well for decades, but not in fiscal 1999, when the stock market's gains were concentrated in the more aggressive regions of the market, especially in technology stocks. Except during a springtime rally for value stocks--when the fund gained 10% in two months--our fund had a less-than-stellar performance during the year.

         The  tech  sector's  gain  of  more  than  66%  led  the  market,   and
Wellington's tech holdings did nearly as well (up 56%). However, technology companies accounted on average for only about 6% of our stock holdings, less than one-third the technology weighting in the S&P 500 Index and about half the tech weighting for the average balanced fund. In all, the light allocation to tech stocks accounted for about 4 percentage points of our shortfall versus our stock/bond index. Given that only 18 of the 53 technology stocks in the S&P 500 Index pay any dividend at all, this sector is likely to remain underrepresented in Wellington Fund, whose mandate is to provide current income as well as long-term growth.

         A second factor in Wellington Fund's lackluster performance in fiscal 1999 was our emphasis on long-term bonds. Prices of long-term bonds are more sensitive to changes in market interest rates than prices of shorter-term bonds, a fact that has helped Wellington Fund's performance when interest rates are falling but that hurt our results during the past year. At the end of the fiscal year, Wellington Fund's Board of Trustees approved a change in the benchmark for the bond segment. The switch to the Lehman Corporate A or Better Index, which is discussed in more detail on page 6, will shift the emphasis of our fixed-income holdings to intermediate-term bonds with an average quality rating of A or better. We do not expect the reduction in the average maturity of our bond holdings to significantly affect the fund's long-term total returns. However, it should reduce by roughly 30% the degree to which our bond segment's price fluctuates in response to a given short-term change in interest rates. The bond portfolio's interest rate sensitivity will be in line with that of peer funds, most of which hold bonds with an intermediate-term average maturity. In addition, by adding A-rated bonds to the fund's investment options, we expand by a factor of ten the number of high-quality investment-grade bonds available to the adviser.

         Providing a reasonable level of current income--and increasing the fund's income over time--are Wellington Fund objectives. We met these objectives during fiscal 1999, when the fund's income dividends totaled $1.22 per share, up about 3% from the $1.18 paid out during the previous year.

LONG-TERM PERFORMANCE OVERVIEW

Wellington Fund's long-term performance has been solid, as you can see from the table below. It presents the average annual returns (assuming reinvestment of dividends) for your fund, the average balanced fund, and our composite stock/bond index, as well as the ending value of hypothetical $10,000 investments made in each a decade ago. During the decade ended November 30, 1999, Wellington earned an average annual return of 12.7%, surpassing the 11.5% annual return achieved by the average balanced fund but trailing the 14.6% gain of the composite index. Equal $10,000 investments would have grown to $33,156 in Wellington Fund and to $29,645 in our average peer, a difference of $3,511, or 35% of the original sum invested. A $10,000 investment in the index--which exists "on paper" and bears no real-world operating or transaction costs--would have accumulated to $39,197, or $6,041 more than in Wellington Fund.

         Much of our margin over the average balanced fund is due to our low operating costs. Wellington Fund's expense ratio (annual expenses as a percentage of average netassets) in fiscal 1999 was 0.30%, or $3 per $1,000 of assets, less than one-quarter of the expense ratio of 1.31% ($13.10 per $1,000 of assets) charged by the average balanced fund. In essence, low operating costs give us a head start, year after year, in our effort to outperform other funds.

--------------------------------------------------------------------------------
                                                        TOTAL RETURNS
                                                10 YEARS ENDED NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                                                   AVERAGE      FINAL VALUE OF
                                                   ANNUAL          A $10,000
                                                   RETURN     INITIAL INVESTMENT
--------------------------------------------------------------------------------
Vanguard Wellington Fund                           12.7%            $33,156
--------------------------------------------------------------------------------
Average Balanced Fund                              11.5%            $29,645
--------------------------------------------------------------------------------
Wellington Composite Index                         14.6%            $39,197
--------------------------------------------------------------------------------

         Our shortfall versus the index during the past decade was due to the same trend that hurt us in fiscal 1999--the dominance of growth stocks over value stocks. The growth-stock component of the S&P 500 Index posted an astounding average return of 20.0% during the ten years ended November 30. This was nearly 5 percentage points better than the 15.2% average gain for the value side of the S&P 500. Put simply, Wellington Fund's value style of investing faced a very stiff headwind during most of the past decade. However, over long periods the returns from value and growth stocks have been similar, and they've swapped places as market leaders many times. We fully expect value stocks to rule the roost from time to time--as they did briefly this past spring.

         A cautionary note is in order. While we would not be a bit surprised to see value stocks outperform growth stocks over the next decade, we would be amazed to see stock returns even close to those achieved in the golden decades of the 1980s and 1990s.

During the past 20 years, the U.S. stock market has gained 16.8% per year--a two-decade stretch unmatched in financial history. We don't expect a threepeat in the next decade. Indeed, investors will be fortunate to receive 10% to 11% annually from stocks, the average return over the past seven decades. Bond returns also are very likely to be lower over the next decade than in the past decade (when the U.S. bond market averaged a 7.8% annual return). Interest rates are more than 1 percentage point lower today than ten years ago, and interest income is the main long-term component of bond returns.

         I am not forecasting gloom and doom. If inflation remains in the 2% to 3% range, current bond yields provide an attractive real yield, and it would take stock returns of only 7% to 9% annually to provide an inflation-adjusted return of 5% to 6%, in line with the long-term average for common stocks. Realistic return assumptions are important--especially for individuals planning for long-term financial goals such as retirement. If you base your plans on the assumption that the fabulous returns of the past 20 years will continue, you run the risk of falling well short of your financial goals.

IN SUMMARY

When one asset class performs so well, as stocks did again in fiscal 1999, and another performs poorly, as did bonds, it would be easy to conclude that diversification has no value. That conclusion would be dead wrong. Wellington Fund, which completed its 70th year of operation on June 30, 1999, is proof of the long-term merits of diversification. Its balanced approach to investing--holding a mix of stocks for capital appreciation and bonds for income and relative stability--has served shareholders well through both good and bad times.

         At Vanguard, we continue to believe that most investors should hold balanced portfolios of stock funds, bond funds, and short-term reserves, in proportions suitable for each person's unique investment goals, time horizon, and tolerance for risk. With such a plan in place, investors are well-advised to "stay the course."

John J. Brennan
Chairman and Chief Executive Officer

December 13, 1999

================================================================================
A NOTE OF THANKS TO OUR FOUNDER
================================================================================

As you may have read on the inside cover of our report, our founder, John C. Bogle, is retiring December 31, 1999, as Senior Chairman of our Board after nearly 25 years of devoted service to Vanguard and our shareholders. Vanguard investors have Jack to thank for creating a truly mutual mutual fund company that operates solely in the interest of its fund shareholders. And mutual fund investors everywhere have benefited from his energetic efforts to improve this industry. Finally, on a personal note, I am forever grateful to Jack for giving me the opportunity to join this great company in 1982.

A REPORT ON YOUR FUND'S AFTER-TAX RETURNS

Beginning with this annual report, Vanguard is pleased to provide a review of Wellington Fund's after-tax performance. The figures on this page demonstrate the considerable impact that federal income taxes can have on a fund's return--an important consideration for investors who own mutual funds in taxable accounts. While the pretax return is most often used to tally a fund's performance, the fund's after-tax return, which accounts for taxes on distributions of capital gains and income dividends, is a better representation of the return that many investors actually received. If you own Wellington Fund in a tax-deferred account such as an individual retirement account or a 401(k), this information does not apply to you. Such accounts are not subject to current taxes.

         The table below presents the pretax and after-tax returns for your fund and an appropriate peer group of mutual funds. Two things to keep in mind:

         o The after-tax return calculations use the top federal income tax rates in effect at the time of each distribution. The tax burden, therefore, would be somewhat less, and the after-tax return somewhat more, for those in lower tax brackets.

         o The peer funds' returns are provided by Morningstar, Inc. (Elsewhere in this report, returns for comparable mutual funds are derived from data provided by Lipper Inc. which differ somewhat.)

         As you can see, Wellington Fund's pretax total return of 3.6% for the 12 months ended November 30, 1999, was reduced by taxes to 0.3%. In other words, for investors in the highest bracket, taxes cut the fund's pretax return by 3.3 percentage points. In comparison, the average comparable fund earned a pretax return of 8.4% and an after-tax return of 6.1%, a difference of 2.3 percentage points.

--------------------------------------------------------------------------------
                              AVERAGE ANNUAL RETURNS: PRETAX AND AFTER-TAX
                                     PERIODS ENDED NOVEMBER 30, 1999
                          ------------------------------------------------------
                               1 YEAR            5 YEARS            10 YEARS
                          ----------------- -----------------  -----------------
                          PRETAX  AFTER-TAX PRETAX  AFTER-TAX  PRETAX  AFTER-TAX
--------------------------------------------------------------------------------
Vanguard Wellington Fund   3.6%     0.3%     17.6%    14.8%     12.7%     10.1%
Average Domestic
 Hybrid Fund*              8.4      6.1      15.0     12.2      11.1       8.6
--------------------------------------------------------------------------------
*Based on data from Morningstar, Inc.

         Over longer periods, Wellington Fund's returns have exceeded those of the average fund in Morningstar's "domestic hybrid" category both before and after taxes. For the ten years ended November 30, 1999, Wellington outpaced its average peer by about 1.5 percentage points both before and after taxes. Both Wellington Fund and its average peer lost an average of about 2.5 percentage points annually to taxes.

         We stress that because many interrelated factors affect how tax-friendly a fund may be, it's very difficult to predict tax efficiency. A fund's tax efficiency can be influenced by its turnover rate, the types of securities it holds, the accounting practices it uses when selling shares, and the net cash flow it receives.

         Finally, it's important to understand that our calculation does not reflect the effect of your own investment activities. Specifically, you may incur additional capital gains taxes--thereby lowering your after-tax return--if you decide to sell all or some of your shares.

A  NOTE  ABOUT  OUR   CALCULATIONS:   Pretax  total  returns   assume  that  all
distributions received (income dividends, short-term capital gains, and long-term capital gains) are reinvested in new shares, while our after-tax returns assume that distributions are reduced by any taxes owed on them before reinvestment. When calculating the taxes due, we used the highest individual federal income tax rates at the time of the distributions. Those rates are currently 39.6% for dividends and short-term capital gains and 20% for long-term capital gains. State and local income taxes were not considered. The competitive group returns provided by Morningstar are calculated in a manner consistent with that used for Vanguard funds.

NOTICE TO SHAREHOLDERS
CHANGE IN BOND BENCHMARK

The Board of Trustees of Vanguard Wellington Fund has approved a change in the investment benchmark for the bond segment of the fund, effective beginning March 1, 2000. The benchmark will change from the Lehman Brothers Long Corporate AA or Better Bond Index to the Lehman Brothers Corporate A or Better Bond Index, which represents a much larger universe of high-quality bonds. Although the fund's prospectus permits investments in this larger universe of bonds, the fund has not previously exercised this flexibility.

         As the fund broadens its bond holdings to reflect the new benchmark, shareholders should benefit over the long term from reduced volatility in the fund's net asset value.

         In actively managing the fund, Wellington Management Company, llp, strives to keep key characteristics of the fund's bond segment--such as credit quality, average maturity, and average duration--consistent with a bond benchmark. The fund's current benchmark is significantly more sensitive to changes in interest rates than the new benchmark. As a result, the fund has been much more sensitive to changes in interest rates than most other balanced mutual funds. For example, the average duration of the current benchmark is 9.2 years, versus 5.6 years for the new benchmark. This means that a change of 1 percentage point in interest rates would cause a change of approximately 9.2% in the market value of the current benchmark and a change of about 5.6% in the value of the new benchmark.

         The second key reason for the change is that the current benchmark constrains the fund's bond investments to a shrinking segment of the investment-grade bond market and limits the adviser's ability to purchase new issues, which often have attractive yields relative to bonds trading in the secondary market. Since 1973, the percentage of the investment-grade corporate bond market rated AA or higher has dropped from 58% to 24%. An even more dramatic reduction has occurred in the proportion of newly issued bonds rated AA or better. In the first 11 months of 1999, only 9.5% of investment-grade bond issues with a maturity of 6 years or more carried a credit rating of AA or higher. By contrast, A-rated bonds accounted for 41.5% of new issues. At present, approximately 250 corporate bond issuers have ratings of AA or better, while approximately 2,300 have ratings of A or better.

EFFECT ON CREDIT QUALITY, YIELD, AND RETURNS

After the benchmark change is implemented, the average credit quality for Wellington Fund's bond segment will be reduced slightly, although it will remain high, solidly within the investment-grade category. As of November 30, 1999, the yield of the existing benchmark, the Lehman Long Corporate AA or Better Index, was 0.30% higher than the yield of the new benchmark, the Lehman Corporate A or Better Index. However, because of its greater price volatility and the narrower universe of bonds within it, the existing benchmark does not necessarily lead to a superior long-term return. The Board believes that the benefit from reduced interest rate risk due to the benchmark change far outweighs the modest reduction in yield and any reduction in total return potential.

ADVISORY CONTRACT

Wellington Management Company's compensation as investment adviser is tied to the fund's investment performance relative to that of the benchmark.
Accordingly, the fund's advisory contract will be amended to adopt the new benchmark for determining the adviser's compensation after March 1, 2000. All other terms of the advisory contract will remain the same.

THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1999

Strong economic expansion sent global stock markets charging higher but dealt a blow to bond prices during the fiscal year ended November 30, 1999. The powerhouse U.S. economy led the global growth parade, joined by Asian, European, and Latin American economies that had slumped or stagnated in 1998.

         Interest rates rose sharply as investors and monetary policymakers grew increasingly worried that such strong economic growth would cause inflation to surge. Although the rise in rates caused bond prices to fall, it only tempered the stock market's advance.

U.S. STOCK MARKETS

Against the backdrop of a booming economy, U.S. companies reported solid increases in earnings during the fiscal year. The nation's economic output increased at an inflation-adjusted rate of 4.3%--a very rapid pace for such a large, mature economy. Consumer spending, which accounts for roughly two-thirds of economic activity, powered the expansion. Americans spent freely, encouraged by rising wealth from a long bull market, a hot job market, and climbing incomes.

         The stock market, as measured by the Wilshire 5000 Index, gained 22.4% overall. For a change, mid-capitalization and small-cap stocks outpaced their large-cap brethren. The large-cap S&P 500 Index, which accounts for more than 75% of the U.S. stock market's total value, gained 20.9% during the year; the rest of the market (as measured by the Wilshire 4500 Index) gained 29.0%.

--------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL RETURNS
                                                 PERIODS ENDED NOVEMBER 30, 1999
                                                 -------------------------------
                                                     1 YEAR   3 YEARS   5 YEARS
--------------------------------------------------------------------------------
STOCKS

S&P 500 Index                                        20.9%    24.3%     27.5%
Russell 2000 Index                                   15.7     10.1      14.8
Wilshire 5000 Index                                  22.4     22.6      25.6
MSCI EAFE Index                                      21.4     12.3      11.4
--------------------------------------------------------------------------------
BONDS

Lehman Aggregate Bond Index                           0.0%     5.6%      8.0%
Lehman 10 Year Municipal Bond Index                  -0.4      4.8       7.6
Salomon Smith Barney 3-Month
         U.S. Treasury Bill Index                     4.7      5.0       5.2
--------------------------------------------------------------------------------
OTHER

Consumer Price Index                                  2.6%     2.0%      2.4%
--------------------------------------------------------------------------------

         Increasingly optimistic expectations for future corporate earnings more than offset the negative effects of rising interest rates during fiscal 1999. Higher rates often hurt stock prices because many investors use current rates to discount the value of a stock's projected earnings and dividends. The higher the interest rate, the more future earnings are discounted, and the less investors will pay for the stock now.

         Because of a remarkable surge in prices for technology stocks, growth stocks again outperformed value stocks during the past year. Within the S&P 500 Index, growth stocks--characterized by high prices in relation to earnings, book value, and dividends--recorded a 28.5% return, 16 percentage points above the 12.5% return for value stocks. The disparity was even greater in the small-cap segment of the market; growth stocks within the small-cap Russell 2000 Index gained 32.7%, while value stocks posted a -1.4% return.

         Technology stocks within the S&P 500 Index gained 66%. QUALCOMM posted an eye-popping 1,200% return, and a number of computer-related stocks doubled or tripled in price, including Sun Microsystems (+257%), Apple Computer (+206%), Oracle (+197%), Gateway (+172%), Texas Instruments (+152%), and Cisco Systems (+136%).

         Big gains for wireless telecommunications and cable-TV stocks powered the utilities category to an overall gain of nearly 28%. The producer-durables group, which includes some technology-related manufacturers as well as aircraft and equipment makers, gained 27%. Oil exploration and service firms in the "other energy" category posted a 26% return, assisted by a jump in prices for oil and natural gas.

         The year's worst-performing sector was consumer staples (down nearly -12%). This group suffered as severe price competition and a stronger dollar in Europe crimped profits for many food and beverage makers, and the specter of litigation costs caused tobacco stocks to slump. The auto & transportation group declined -2% overall, with airline stocks hurt by rising prices for jet fuel.

U.S. BOND MARKETS

Stock investors may cheer a fast-growing economy, but rapid growth tends to worry bond investors. Early in the fiscal year, inflation seemed dormant--plunging oil prices had taken commodity price indexes to the lowest point in a quarter-century. But as the world economy began hitting on all cylinders, the bond market feared that a minuscule U.S. unemployment rate, rising commodity prices, and capacity constraints would cause inflation to accelerate. Although oil prices were up nearly 150% during the fiscal year, the overall price level, as measured by the Consumer Price Index, increased by a moderate 2.6%.

         The Federal Reserve Board, anticipating price pressures, abandoned its bias toward easier monetary policy, and by mid-year was boosting interest rates to try to throttle back the economic engines. The bond market was ahead of the Fed--interest rates began rising sharply in February. By fiscal year-end, the yield of 30-year U.S. Treasury bonds had risen 1.23 percentage points (123 basis points) to 6.29%. The 10-year Treasury note's yield rose 148 basis points, from 4.71% to 6.19%. The rise in short-term rates was more restrained; 3-month Treasury bill yields were up 82 basis points to 5.30% at fiscal year-end.

         Bond prices fall when interest rates rise, and long-term bond prices are most sensitive to changing rates. Long-term Treasury bond prices fell by more than -13%, resulting in total returns of -8%. The Lehman Aggregate Bond Index, a measure of the overall taxable bond market, which has an intermediate-term structure on average, broke even on the year, as interest income of 6.2% was offset by price declines. The damage to municipal bond prices was not as severe as for Treasuries, and the intermediate-term Lehman 7 Year Municipal Bond Index recorded a price decline of -3.7% and a total return of 0.5%.

INTERNATIONAL STOCK MARKETS

International markets had a strong year, with European stocks gaining 21.9% in local-currency terms and Pacific-region stocks advancing 30.2%. However, currency effects significantly altered the returns to U.S.-based investors. The U.S. dollar rose in value against most European currencies but fell sharply against the Japanese yen. As a result, returns from Europe plunged to 9.8% in dollar terms while returns from the Pacific soared to 51.0%.

         Overall, U.S. investors earned 21.4% in the major developed international markets, as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The bull markets in most nations stemmed from renewed optimism that economic growth would continue to accelerate. Japan and the rest of Asia, which were hit hardest by currency and economic crises in 1997 and 1998, saw the biggest stock gains.

         Emerging markets, as measured by the Select Emerging Markets Free Index, gained 37.1% in U.S.-dollar terms, as investors regained an appetite for the considerable risks of smaller markets.

REPORT FROM THE ADVISER

Vanguard Wellington Fund gained 3.6% in the fiscal year ended November 30, 1999. In comparison, the average balanced fund returned 8.9%, and the unmanaged composite 65% stock/35% bond index returned 11.0%.

         Two factors were mainly responsible for our disappointing shortfall versus our benchmarks. First, the equity portion of your fund, about 64% of assets at year-end, returned only 8.3% during the fiscal year, compared with a gain of 20.9% for the S&P 500 Index. We were hurt by our focus on value stocks--those with attractive valuation characteristics such as low price/earnings ratios and above-average dividend yields. At fiscal year-end, the average stock held by Wellington Fund sold at a price 20.1 times earnings during the trailing 12 months, versus a P/E ratio of 31.6 for the S&P 500. Our average stock's dividend yield was 2.3%, versus 1.2% for the index.

         For most of fiscal 1999, the market ignored value stocks and rewarded growth stocks. Stocks in the S&P 500 Index with P/E ratios above the median gained 28.2% on average, while those with P/E ratios below the median gained 0.3%. Similarly, stocks with dividend yields above the median gained 3.6% versus a 32.8% average gain for those with yields below the median. Most of the gains for the S&P 500 came from emerging technology stocks, which sell at very high valuations and do not pay dividends. The total return of the technology sector within the S&P 500 was more than 66%, while the rest of the index returned about 11%.

         The second key factor in our performance relates to the fund's bond segment, which accounts for about 34% of assets. We invest mostly in long-term corporate and U.S. Treasury bonds that generally provide higher income than short-term bonds but that decline more in value when interest rates are rising rapidly, as during 1999. Our return of -5.4% in the fixed-income portion of your fund was in line with the Lehman Long Corporate AA or Better Index, our bond benchmark. However, most of our peers held bonds with shorter maturities, so they earned better returns during the year.

         For stocks, the investment environment in fiscal 1999 was mixed. Corporate earnings resumed growth at a low double-digit pace in 1999, after declining in 1998 due mainly to the Asian financial crisis. This good news on profits was partially offset by rising interest rates during fiscal 1999. The outlook for next year is promising, as the world economy continues to improve. We foresee a national economic growth rate of over 3.0% and only modest further increases in interest rates. During 1999, we made relatively few changes in our stock portfolio--our equity turnover rate was low at 16%, and there were no major shifts in sector allocations. We continued to emphasize financial-services, materials & processing, energy, and health-care stocks.

         In the finance sector (17% of equity assets), Citigroup, in contrast to 1998, was a major contributor

================================================================================
INVESTMENT PHILOSOPHY

The adviser believes that a reasonable level of current income and long-term growth in capital can be achieved without undue risk by holding 60% to 70% of assets in equities and the balance in fixed-income securities. Consistent with this approach, dividend-paying stocks dominate the fund's equity segment, while high-quality corporate, U.S. Treasury, and mortgage-backed securities make up the bond segment.
================================================================================
to performance. We sold our large position in First Union early in the year, before its earnings difficulties became widely evident. Financial-services stocks have been quite volatile; we recently added Bank One after its price declined due to a series of earnings shortfalls that we believe are temporary.

         The materials & processing sector (15% of equities), which had suffered severely from the economic slowdown in Asia, staged a respectable recovery, with basic commodity producers such as Alcoa and Corus (formerly British Steel) producing sharp gains. We also added Alcan, the aluminum producer.

         We recently reduced our exposure to the energy sector after this group started to benefit from rebounding oil prices. Our exposure (12% of equities) remains large, as we expect the energy markets will remain firm in 2000. Our largest position in the sector is BP Amoco, which is quite active in the oil industry's consolidation wave.

         Our exposure to health care (10% of equities) remained about the same in 1999. We sold Bristol-Myers Squibb, which had become quite expensive by our standards, and added such names as Pall and AstraZeneca. The producer-durables sector (8% of equities) was a disappointing one. The benefits to this group from world economic recovery were overshadowed by company-specific problems. We eliminated our holding in Lockheed Martin before a sharp price decline, but held Xerox through a price drop.

         In the technology sector (7% of equities) we did well in absolute returns--gaining 56% overall, thanks to such holdings as Motorola, IBM, and Hewlett-Packard--but these stocks did not do as well as more speculative, non-income-producing tech stocks.

         Our utility stocks (8% of equity assets) provided a return of about 6%, based on a combination of gains in the telephone sector and declines in the electric utilities. We remain active in the transportation sector (10% of equities), with a recent purchase of British Airways, and retain large holdings in automotive companies, which are attractively priced and have ongoing restructuring opportunities.

         In the bond market, there was a marked shift in sentiment during fiscal 1999. A year ago, investors generally believed that the world economy was weak and getting weaker, and that central banks would need to lower interest rates aggressively to prevent further declines. Today, the U.S. economy continues to show remarkable strength, while the rest of the world has resumed growing, too. Central banks (including the U.S. Federal Reserve Board) have been raising interest rates to slow growth and prevent inflation. The changes in economic conditions and perceptions produced a sharp increase in interest rates during the 12 months. We think that interest rates may rise more before the U.S. economy finally slows. We find corporate bonds more attractive than Treasuries, and have raised our commitment to corporates.

         Since the early 1980s, Vanguard Wellington Fund has benefited from its emphasis on long-term bonds, because interest rates have generally declined during the past 18 years. But in today's environment, it makes good sense for us to reduce the average maturity of our fixed-income assets going forward.

         In looking back, we note that early in 1999, value stocks enjoyed two months in the sunlight. Looking forward, we believe that in the not-too-distant future investors will again recognize that good returns can be obtained outside the technology sector, and that markets will respond accordingly.

Ernst H. von Metzsch, Senior Vice President and Portfolio Manager
Wellington Management Company, llp

December 14, 1999

PERFORMANCE SUMMARY
WELLINGTON FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.

TOTAL INVESTMENT RETURNS: NOVEMBER 30, 1979-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
                               WELLINGTON FUND                        COMPOSITE*
FISCAL            CAPITAL           INCOME           TOTAL             TOTAL
YEAR              RETURN            RETURN           RETURN            RETURN
--------------------------------------------------------------------------------
1980              18.1%             9.2%             27.3%             21.8%
1981              -5.6              8.4               2.8              -0.4
1982              10.1              9.7              19.8              22.4
1983              17.0              8.7              25.7              19.2
1984               0.6              7.7               8.3               7.2
1985              18.3              8.2              26.5              27.5
1986              17.3              7.0              24.3              26.4
1987              -7.1              2.8              -4.3              -2.0
1988              13.8              7.2              21.0              19.3
1989              13.4              6.6              20.0              25.7
1990              -8.4%             5.8%             -2.6%             -0.2%
1991              10.2              6.6              16.8              19.2
1992               9.2              5.8              15.0              15.9
1993               8.4              5.2              13.6              11.8
1994              -5.2              4.4              -0.8              -1.6
1995              27.3              5.4              32.7              33.0
1996              16.7              4.6              21.3              19.8
1997              14.2              4.4              18.6              21.6
1998               9.6              4.2              13.8              20.1
1999              -0.5              4.1               3.6              11.0
--------------------------------------------------------------------------------
*Weighted 65% S&P 500 Index and 35% Lehman Long Corporate AA or Better Index. See Financial Highlights table on page 25 for dividend and capital gains information for the past five years.



CUMULATIVE PERFORMANCE: NOVEMBER 30, 1989-NOVEMBER 30, 1999
--------------------------------------------------------------------------------
       198911        10000             10000        10000             10000
       199002         9820              9725         9720              9676
       199005        10283             10251        10403             10629
       199008         9574              9678         9737              9572
       199011         9735              9816         9976              9653
       199102        10809             10839        11100             11095
       199105        11400             11382        11708             11882
       199108        11631             11702        12061             12147
       199111        11372             11633        11896             11617
       199202        12234             12617        12857             12868
       199205        12625             12664        13079             13052
       199208        12806             12776        13354             13110
       199211        13077             13270        13784             13763
       199302        13706             13749        14449             14239
       199305        14225             14062        14714             14568
       199308        14891             14670        15433             15104
       199311        14857             14638        15406             15152
       199402        15115             14966        15571             15426
       199405        14936             14517        15120             15188
       199408        15600             14943        15700             15930
       199411        14735             14396        15159             15311
       199502        15933             15144        16345             16562
       199505        17473             16190        17941             18255
       199508        18292             17027        18769             19347
       199511        19554             17901        20162             20973
       199602        20250             18538        20887             22310
       199605        20732             19035        21361             23446
       199608        20964             18871        21162             22970
       199611        23711             20820        24160             26817
       199702        24145             21193        24764             28146
       199705        25263             22068        26089             30342
       199708        26696             23353        27624             32307
       199711        28120             24163        29389             34463
       199802        29838             25642        31617             37999
       199805        30975             26265        32849             39653
       199808        28277             23959        30489             34922
       199811        32011             26841        35311             42617
       199902        31268             27421        36494             45498
       199905        33793             28542        37550             47991
       199908        33484             28388        37622             48829
       199911        33156             29645        39197             51523







                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED NOVEMBER 30, 1999
                      -----------------------------------
                                                               FINAL VALUE OF A
                      1 YEAR      5 YEARS       10 YEARS     $10,000 INVESTMENT
--------------------------------------------------------------------------------
Wellington Fund       3.58%       17.61%        12.73%             $33,156
Average Balanced
 Fund*                8.93        15.35         11.48               29,645
Wellington Composite
 Index**             11.01        20.92         14.64               39,197
S&P 500 Index        20.90        27.47         17.81               51,523
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Weighted 65% S&P 500 Index and 35% Lehman Long Corporate AA or Better Index.



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1999*
--------------------------------------------------------------------------------
                                                            10 YEARS
                     INCEPTION                     -----------------------------
                      DATE      1 YEAR   5 YEAR   CAPITAL    INCOME      TOTAL
--------------------------------------------------------------------------------
Wellington Fund      7/1/1929   9.46%    16.47%   7.40%      5.06%       12.46%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
WELLINGTON FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 14 and 15.

TOTAL FUND CHARACTERISTICS
---------------------------------------
Yield                              3.9%
Turnover Ratio                      22%
Expense Ratio                     0.30%
Cash Reserves                      1.7%

FUND ASSET ALLOCATION
---------------------------------------
[CHART]
CASH RESERVES                        2%
BONDS                               34%
STOCKS                              64%


FUND ASSET ALLOCATION
---------------------------------------


TOTAL FUND VOLATILITY MEASURES
---------------------------------------
              WELLINGTON        S&P 500
---------------------------------------
R-Squared           0.81           1.00
Beta                0.58           1.00



TEN LARGEST STOCKS
(% OF EQUITY ASSETS)
---------------------------------------

Citigroup, Inc.                    4.0%
Alcoa Inc.                         2.9
Motorola, Inc.                     2.8
Pharmacia & Upjohn, Inc.           2.6
CIGNA Corp.                        2.4
Kimberly-Clark Corp.               2.2
International Business Machines
 Corp.                             2.1
Ford Motor Co.                     2.1
Dow Chemical Co.                   2.0
Bell Atlantic Corp.                2.0
---------------------------------------
Top Ten                           25.1%
---------------------------------------
Top Ten as % of Total Net Assets  16.0%


SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------
                        NOVEMBER 30, 1998          NOVEMBER 30, 1999
                        -------------------------------------------------
                           WELLINGTON           WELLINGTON       S&P 500
                        -------------------------------------------------
Auto & Transportation        10.1%                10.0%           2.1%
Consumer Discretionary        6.4                  6.9           12.5
Consumer Staples              3.7                  2.2            7.1
Financial Services           17.0                 17.4           15.0
Health Care                  10.2                  9.7           10.8
Integrated Oils              10.5                  9.8            5.1
Other Energy                  1.9                  2.2            1.4
Materials & Processing       15.1                 14.6            3.0
Producer Durables             7.0                  7.8            3.4
Technology                    5.5                  6.6           22.5
Utilities                     8.9                  8.3           11.2
Other                         3.7                  4.5            5.9
-------------------------------------------------------------------------

EQUITY CHARACTERISTICS
-----------------------------------------------------
                       Wellington             S&P 500
-----------------------------------------------------

Number of Stocks              100                 500
Median Market Cap          $24.0B              $75.1B
Price/Earnings Ratio        20.1x               27.9x
Price/Book Ratio             2.8x                5.3x
Dividend Yield               2.3%                1.2%
Return on Equity            18.5%               23.1%
Earnings Growth Rate        10.3%               15.5%
Foreign Holdings            14.1%                1.3%



EQUITY INVESTMENT FOCUS
-----------------------------------------------------
[grid]
STYLE               VALUE
MARKET CAP          LARGE



FIXED-INCOME CHARACTERISTICS
-----------------------------------------------------
                                               Lehman
                             Wellington        Index*
-----------------------------------------------------
Number of Bonds               234               5,521
Yield to Maturity            7.5%                7.0%
Average Coupon               7.1%                6.8%
Average  Maturity     17.4 years            8.9 years
Average Quality              Aa3                  Aaa
Average  Duration      8.5 years            4.9 years

*Lehman Aggregate Bond Index.


FIXED-INCOME INVESTMENT FOCUS
-----------------------------------------------------
[grid]
AVERAGE MATURITY         LONG
CREDIT QUALITY           INVESTMENT-GRADE CORPORATE



DISTRIBUTION BY ISSUER
(% OF BONDS)
-----------------------------------------------------
Asset-Backed                                     0.0%
Commercial Mortgage-Backed                       2.6
Finance                                         22.9
Foreign                                         10.8
Government Mortgage-Backed                       6.5
Industrial                                      31.5
Treasury/Agency                                  9.8
Utilities                                       15.2
Other                                            0.7
-----------------------------------------------------
Total                                          100.0%


DISTRIBUTION BY CREDIT QUALITY
(% OF BONDS)
-----------------------------------------------------
Treasury/Agency                                  9.8%
Aaa                                             13.9
Aa                                              22.6
A                                               41.4
Baa                                             11.3
Ba                                               0.4
B                                                0.4
Not Rated                                        0.2
-----------------------------------------------------
Total                                          100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. U.S. Treasury securities are considered to have the highest credit quality.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock and bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a fund's holdings by type of issuer or type of instrument. Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a fund's equity holdings in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOMEINVESTMENT FOCUS. This grid indicates the focus of a fund's fixed-income holdings in terms of two attributes: average maturity (short, medium, or long) and average credit quality (Treasury/agency, investment-grade corporate, or below investment-grade).

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

FUND ASSET ALLOCATION. This chart shows the proportions of a fund's holdings allocated to different types of assets.

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular bond issuer

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds.

P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a fund has invested in its ten largest stocks. As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FINANCIAL STATEMENTS
NOVEMBER 30, 1999

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

         At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WELLINGTON FUND                                SHARES                      (000)
--------------------------------------------------------------------------------
COMMON STOCKS (63.8%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (6.4%)
         Ford Motor Co.                     6,789,515                 $  342,871
         Union Pacific Corp.                6,195,500                    291,576
         General Motors Corp.               3,791,000                    272,952
         British Airways PLC                2,600,000                    153,887
         Delphi Automotive
          Systems Corp.                     8,649,643                    136,232
         Canadian National Railway Co.      4,400,000                    131,725
         Norfolk Southern Corp.             5,500,100                    117,565
         CSX Corp.                          3,000,000                    106,687
         KLM Royal Dutch Air Lines
          NV ADR                            3,958,646                     98,471
                                                                     -----------
                                                                       1,651,966
                                                                     -----------
CONSUMER DISCRETIONARY (4.4%)
         Kimberly-Clark Corp.               5,600,000                    357,700
         Whirlpool Corp.                    2,420,000                    147,620
         Gillette Co.                       3,505,000                    140,857
         Black & Decker Corp.               3,000,000                    134,625
         May Department Stores Co.          3,462,000                    116,410
         Sears, Roebuck & Co.               3,000,000                    102,562
         Eastman Kodak Co.                  1,600,000                     99,000
         J.C. Penney Co., Inc.              1,547,000                     34,517
                                                                     -----------
                                                                       1,133,291
                                                                     -----------

CONSUMER STAPLES (1.4%)
         Philip Morris Cos., Inc.           5,000,000                    131,562
         H.J. Heinz Co.                     3,000,000                    125,625
         Bestfoods                          2,000,000                    109,625
                                                                     -----------
                                                                         366,812
                                                                     -----------

FINANCIAL SERVICES (11.1%)
         Citigroup, Inc.                   12,396,000                    667,834
         CIGNA Corp.                        4,800,000                    394,800
         Wachovia Corp.                     4,000,000                    309,750
         U.S. Bancorp                       8,430,300                    288,211
         Marsh & McLennan Cos., Inc.        3,442,500                    270,667
         MBIA, Inc.                         2,677,600                    133,880
         Bank of America Corp.              2,102,680                    123,007
         Fannie Mae                         1,700,000                    113,262
         Bank One Corp.                     2,858,800                    100,773
         Jefferson-Pilot Corp.              1,450,000                     98,419
         Equity Office Properties
          Trust REIT                        4,000,000                     87,750
         Spieker Properties, Inc. REIT      2,000,000                     70,000
         Ace, Ltd.                          4,000,000                     68,000
         Archstone Communities
          Trust REIT                        3,000,000                     60,188
         Equity Residential Properties
          Trust REIT                        1,300,000                     52,244
         Starwood Hotels & Resorts
          Worldwide, Inc.                   1,126,500                     25,135
                                                                     -----------
                                                                       2,863,920
                                                                     -----------

HEALTH CARE (6.2%)
         Pharmacia & Upjohn, Inc.           7,865,400                    430,139
         Johnson & Johnson                  3,100,000                    321,625
         Baxter International, Inc.         3,874,700                    261,784
         American Home Products Corp.       4,174,700                    217,084
         Abbott Laboratories                5,400,000                    205,200
         Columbia/HCA Healthcare Corp.      3,747,700                    102,125
         AstraZeneca Group PLC ADR          1,315,900                     58,558
                                                                     -----------
                                                                       1,596,515
                                                                     -----------
                                       16

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                               SHARES                      (000)
--------------------------------------------------------------------------------
INTEGRATED OILS (6.2%)
         BP Amoco PLC ADR                   4,700,000                    286,406
         Royal Dutch Petroleum Co. ADR      4,100,000                    237,800
         Repsol SA ADR                      9,700,000                    210,975
         Chevron Corp.                      2,000,000                    177,125
         Total SA ADR                       2,500,000                    165,313
         Conoco Inc. Class B                5,706,267                    149,433
         USX-Marathon Group                 5,000,000                    132,188
         Phillips Petroleum Co.             2,033,700                     97,236
         Texaco Inc.                        1,477,000                     90,005
         Unocal Corp.                       1,945,000                     64,550
                                                                     -----------
                                                                       1,611,031
                                                                     -----------
OTHER ENERGY (1.4%)
         Schlumberger Ltd.                  2,800,000                    168,175
         Halliburton Co.                    2,521,100                     97,535
         Sunoco, Inc.                       3,000,000                     76,688
         Baker Hughes, Inc.                   731,500                     18,470
                                                                     -----------
                                                                         360,868
                                                                     -----------
MATERIALS & PROCESSING (9.3%)
         Alcoa Inc.                         7,242,200                    474,364
         Dow Chemical Co.                   2,838,400                    332,448
         Phelps Dodge Corp.                 3,604,900                    187,455
         Rhone-Poulenc SA ADR               2,922,316                    179,905
         E.I. du Pont de Nemours & Co.      2,710,872                    161,127
         PPG Industries, Inc.               2,700,000                    158,119
         Alcan Aluminium Ltd.               4,000,000                    136,000
         Willamette Industries, Inc.        3,171,000                    131,200
         International Paper Co.            2,500,000                    130,469
         Corus Group PLC ADR                6,000,000                    122,625
         Temple-Inland Inc.                 1,984,600                    113,618
         Imperial Chemical
          Industries PLC ADR                2,515,000                    102,801
         Lubrizol Corp.                     2,000,000                     54,750
         Weyerhaeuser Co.                     862,600                     52,834
         Cabot Corp.                        2,238,300                     42,668
         CK Witco Corp.                     2,508,463                     26,809
                                                                     -----------
                                                                       2,407,192
                                                                     -----------
PRODUCER DURABLES (5.0%)
         Alcatel SA ADR                     5,900,000                    224,569
         Xerox Corp.                        7,800,000                    211,088
         Emerson Electric Co.               3,000,000                    171,000
         Northrop Grumman Corp.             3,000,000                    168,562
         Caterpillar, Inc.                  3,000,000                    139,125
         Pall Corp.                         4,923,700                    115,399
         Thomas & Betts Corp.               2,284,500                     93,665
         United Technologies Corp.          1,500,000                     84,750
         Parker Hannifin Corp.              1,704,800                     80,23
                                                                     -----------
                                                                       1,288,390
                                                                     -----------
TECHNOLOGY (4.2%)
         Motorola, Inc.                     4,000,000                    457,000
         International Business
          Machines Corp.                    3,400,000                    350,412
         Hewlett-Packard Co.                3,010,800                    285,650
                                                                     -----------
                                                                       1,093,06
                                                                     -----------
UTILITIES (5.3%)
         Bell Atlantic Corp.                5,136,000                    325,173
         ALLTEL Corp.                       2,571,400                    222,426
         Duke Energy Corp.                  4,000,000                    202,750
         SBC Communications Inc.            2,872,600                    149,196
         Cinergy Corp.                      4,155,000                    105,173
         Unicom Corp.                       3,000,000                     95,813
         Texas Utilities Co.                2,490,000                     89,173
         Carolina Power & Light Co          2,000,000                     60,250
         Pinnacle West Capital Corp.        1,763,600                     58,529
         Scottish Power PLC                 1,571,916                     54,919
                                                                     -----------
                                                                       1,363,402
                                                                     -----------
OTHER (2.9%)
(1)      Cooper Industries, Inc.            5,085,700                    218,367
         Minnesota Mining &
          Manufacturing Co.                 2,000,000                    191,125
         Canadian Pacific Ltd.              7,000,800                    151,830
         Norsk Hydro AS ADR                 3,556,300                    140,029
         Raytheon Co. Class A               1,818,500                     52,964
                                                                     -----------
                                                                         754,315
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $11,262,263)                                                    16,490,764
--------------------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
--------------------------------------------------------------------------------
CORPORATE BONDS (24.0%)
--------------------------------------------------------------------------------
FINANCE (7.9%)

Allstate Corp.
   6.75%, 5/15/2018                        $   45,000                     40,814
Ambac, Inc.
   7.50%, 5/1/2023                             25,000                     23,932
American Re Corp.
   7.45%, 12/15/2026                           54,000                     51,809
Aon Corp.
   6.90%, 7/1/2004                             48,000                     47,381
Associates Corp. of North America
   6.875%, 11/15/2008                          50,000                     48,958
BB&T Corp.
   7.25%, 6/15/2007                            36,900                     36,222
Banc One Corp.
   7.625%, 10/15/2026                          20,000                     19,513
   9.875%, 3/1/2019                            20,000                     23,182
BankAmerica Corp.
   7.20%, 4/15/2006                            20,000                     19,979
BankBoston Corp.
   6.625%, 12/1/2005                           27,000                     26,063
British Gas Finance
   6.625%, 6/1/2018                            50,000                     44,499
CIGNA Corp.
   7.875%, 5/15/2027                           50,000                     47,699
The Chase Manhattan Corp.
   6.50%, 1/15/2009                            50,000                     47,480
Cincinnati Financial Corp.
   6.90%, 5/15/2028                            50,000                     44,355
Citicorp
   6.75%, 8/15/2005                            40,000                     39,305
Citigroup, Inc.
   6.625%, 1/15/2028                           50,000                     43,378
Comerica Bank
   7.875%, 9/15/2026                           20,000                     20,047
   8.375%, 7/15/2024                           20,500                     20,545
Dean Witter, Discover & Co.
   6.75%, 10/15/2013                           24,275                     22,378
   7.07%, 2/10/2014                            17,500                     16,594

--------------------------------------------------------------------------------
                                                 FACE                     MARKET
                                               AMOUNT                      VALUE
WELLINGTON FUND                                 (000)                      (000)
--------------------------------------------------------------------------------
Equitable Companies Inc.
   7.00%, 4/1/2028                             50,000                     45,545
Farmers Exchange Capital
   7.05%, 7/15/2028                            50,750                     43,353
First Chicago Corp.
   6.375%, 1/30/2009                           48,500                     45,157
First Colony Corp.
   6.625%, 8/1/2003                            34,605                     34,161
First Union Corp.
   7.50%, 4/15/2035                            30,000                     30,225
Fleet Financial Group
   6.875%, 1/15/2028                           50,000                     45,003
General Electric Capital Corp.
   8.125%, 5/15/2012                           30,000                     31,763
General Electric Capital Services
   7.50%, 8/21/2035                            11,000                     10,794
General Electric Global
   Insurance Holdings Corp.
   7.00%, 2/15/2026                            35,000                     32,615
General Motors Acceptance Corp.
   6.00%, 4/1/2011                             27,370                     23,847
General Re Corp.
   9.00%, 9/12/2009                            32,000                     36,050
John Hancock Mutual Life
 Insurance Co.
   7.375%, 2/15/2024                           45,000                     42,450
Jackson National Life Insurance Co.
   8.15%, 3/15/2027                            50,000                     50,527
Liberty Mutual Insurance Co.
   7.875%, 10/15/2026                          56,210                     51,670
Lumbermens Mutual Casualty Co.
   9.15%, 7/1/2026                             55,000                     52,871
Metropolitan Life Insurance Co.
   7.70%, 11/1/2015                            51,000                     50,296
NBD Bancorp, Inc.
   7.125%, 5/15/2007                           25,000                     24,647
National City Bank Columbus
   7.25%, 7/15/2010                            25,000                     24,508
National City Bank Pennsylvania
   7.25%, 10/21/2011                           20,000                     19,572
NationsBank Corp.
   7.80%, 9/15/2016                            50,000                     51,015
Norwest Financial Inc.
   6.25%, 12/15/2007                           35,000                     32,847
Pacific Mutual Life
   7.90%, 12/30/2023                           35,000                     34,618
Pitney Bowes Credit Corp.
   8.55%, 9/15/2009                            41,890                     45,886
Provident Cos., Inc.
   7.25%, 3/15/2028                            40,000                     35,431
Prudential Insurance Co.
   8.30%, 7/1/2025                             50,845                     52,478
Frank Russell Co.
   5.625%, 1/15/2009                           50,000                     44,570
Sears Roebuck & Co.
 Acceptance Corp.
   6.875%, 10/15/2017                          30,000                     26,045
SunTrust Bank Atlanta
   7.25%, 9/15/2006                            54,000                     53,781
Torchmark Corp.
   7.875%, 5/15/2023                           45,000                     40,885
Toyota Motor Credit Corp.
   5.50%, 12/15/2008                           50,000                     44,566
Transamerica Financial Corp.
   6.40%, 9/15/2008                            29,265                     27,353
UNUM Corp.
   6.75%, 12/15/2028                           30,000                     24,919
US Bank NA Minnesota
   5.625%, 11/30/2005                          50,000                     46,207
Wachovia Corp.
   5.625%, 12/15/2008                          55,000                     49,103
Washington Mutual Inc.
   7.50%, 8/15/2006                            50,000                     50,373
                                                                     -----------
                                                                       2,039,264
                                                                     -----------
INDUSTRIAL (10.9%)

Airtouch Communications Inc.
   6.65%, 5/1/2008                             50,000                     47,907
Albertson's Inc.
   7.75%, 6/15/2026                            50,000                     50,266
Aluminum Co. of America
   6.50%, 6/15/2018                            50,000                     44,341
Amoco Corp.
   6.50%, 8/1/2007                             25,000                     24,159
Anheuser-Busch Cos., Inc.
   7.00%, 12/1/2025                            30,000                     27,337
Archer-Daniels-Midland Co.
   7.50%, 3/15/2027                            50,000                     48,957
Autozone Inc.
   6.50%, 7/15/2008                            50,000                     45,755
Baxter International, Inc.
   7.65%, 2/1/2027                             40,000                     38,872
Becton, Dickinson & Co.
   7.00%, 8/1/2027                             25,000                     22,477
   8.70%, 1/15/2025                            20,000                     20,510
The Boeing Co.
   8.75%, 8/15/2021                            40,200                     44,509
Bristol-Myers Squibb Co.
   6.80%, 11/15/2026                           50,000                     47,337
CPC International, Inc.
   7.25%, 12/15/2026                           55,000                     53,094
CSX Corp.
   7.90%, 5/1/2017                             40,000                     40,176
Caterpillar Inc.
   6.625%, 7/15/2028                           50,000                     44,013
Champion International Corp.
   7.35%, 11/1/2025                            40,140                     37,088
Coca-Cola Enterprises, Inc.
   8.50%, 2/1/2022                             50,000                     54,312
Conoco Inc.
   6.95%, 4/15/2029                            50,000                     46,238
Continenatal Airlines, Inc.
   6.648%, 3/15/2019                           32,564                     29,797
   6.90%, 7/2/2019                             29,376                     27,379
Dean Foods Co.
   6.90%, 10/15/2017                           38,000                     34,891
Diageo PLC
   6.125%, 8/15/2005                           50,530                     48,330
Dover Corp.
   6.65%, 6/1/2028                             50,000                     44,222

--------------------------------------------------------------------------------
                                                 FACE                     MARKET
                                               AMOUNT                     VALUE*
                                                (000)                      (000
--------------------------------------------------------------------------------
E.I. du Pont de Nemours & Co.
   6.50%, 1/15/2028                            60,000                     53,500
Federal Express Corp.
   6.72%, 1/15/2022                            42,893                     39,661
Fluor Corp.
   6.95%, 3/1/2007                             42,000                     40,395
Ford Motor Co.
   8.90%, 1/15/2032                            45,000                     50,959
Fortune Brands Inc.
   6.25%, 4/1/2008                             40,000                     37,234
General Motors Corp.
   7.70%, 4/15/2016                            25,000                     25,411
Georgia-Pacific Corp.
   9.625%, 3/15/2022                           22,000                     23,340
International Business
Machines Corp.
   6.50%, 1/15/2028                            25,000                     22,589
   8.375%, 11/1/2019                           25,000                     27,789
Johnson Controls, Inc.
   7.125%, 7/15/2017                           36,300                     33,637
KN Energy, Inc.
   7.25%, 3/1/2028                             40,000                     36,436
Kimberly-Clark Corp.
   6.375%, 1/1/2028                            50,000                     44,549
Eli Lilly & Co.
   7.125%, 6/1/2025                            50,000                     48,644
Lockheed Martin Corp.
   7.65%, 5/1/2016                             45,500                     41,723
Lucent Technologies Inc.
   7.25%, 7/15/2006                            35,000                     35,631
Masco Corp.
   6.625%, 4/15/2018                           52,500                     47,221
Massachusetts Institute
 of Technology
   7.125%, 11/2/2026                           22,000                     21,340
Mattel Inc.
   6.125%, 7/15/2005                           35,000                     31,624
McDonald's Corp.
   6.375%, 1/8/2028                            40,000                     35,379
   7.375%, 7/15/2033                           15,000                     13,874
Merck & Co.
   6.40%, 3/1/2028                             50,000                     44,958
Minnesota Mining &
Manufacturing Corp.
   6.375%, 2/15/2028                           60,000                     53,447
Mobil Corp.
   8.625%, 8/15/2021                           20,000                     22,736
Monsanto Co.
   6.75%, 12/15/2027                           40,000                     35,857
Morton International, Inc.
   9.25%, 6/1/2020                             21,000                     23,833
Motorola, Inc.
   7.50%, 5/15/2025                            51,500                     51,080
News America Holdings Inc.
   8.00%, 10/17/2016                           44,856                     44,149
Norfolk Southern Corp.
   7.70%, 5/15/2017                            50,000                     49,467
PPG Industries, Inc.
   6.875%, 2/15/2012                           13,600                     12,953
   9.00%, 5/1/2021                             19,750                     22,416
Phillips Petroleum Co.
   9.375%, 2/15/2011                           20,000                     22,896
Procter & Gamble Co. ESOP
   9.36%, 1/1/2021                             59,145                     69,127
Raytheon Co.
   7.20%, 8/15/2027                            32,000                     28,349
   7.375%, 7/15/2025                           18,000                     15,400
Rockwell International Corp.
   6.70%, 1/15/2028                            40,000                     35,621
   7.875%, 2/15/2005                           17,000                     17,424
Rohm & Haas Co.
(3)9.80%, 4/15/2020                            15,000                     17,405
Joseph Seagram & Sons, Inc.
   7.50%, 12/15/2018                           50,000                     48,035
Sears, Roebuck & Co.
   9.375%, 11/1/2011                           14,000                     15,152
Southwest Airlines Co.
   7.54%, 6/29/2015                            30,772                     30,736
Stanford University
   6.875%, 2/1/2024                            24,045                     22,446
   7.65%, 6/15/2026                            30,000                     30,751
Tenneco Packaging Inc.
   8.375%, 4/15/2027                           35,000                     32,468
Texaco Capital, Inc.
   9.75%, 3/15/2020                            15,000                     18,266
The Timken Co.
   6.875%, 5/8/2028                            40,000                     34,452
Tosco Corp.
   7.80%, 1/1/2027                             35,000                     33,658
Tyco International Group
   7.00%, 6/15/2028                            40,000                     35,201
USA Waste Services Inc.
   7.00%, 7/15/2028                            46,500                     33,556
Ultramar Diamond Shamrock
   7.20%, 10/15/2017                           40,000                     36,097
United Technologies Corp.
   6.70%, 8/1/2028                             15,000                     13,524
   8.75%, 3/1/2021                             32,000                     36,018
Vastar Resources, Inc.
   6.50%, 4/1/2009                             49,095                     46,295
Wal-Mart Stores, Inc.
   6.875%, 8/10/2009                           35,000                     34,731
   7.25%, 6/1/2013                             30,000                     30,325
Warner Lambert
   6.00%, 1/15/2008                            20,000                     18,572
Wendy's International, Inc.
   6.35%, 12/15/2005                           25,500                     24,143
Weyerhaeuser Co.
   6.95%, 8/1/2017                             40,000                     37,372
                                                                     -----------
                                                                       2,811,819
                                                                     -----------
UTILITIES (5.2%)

AT&T Corp.
   7.75%, 3/1/2007                             40,000                     41,255
Ameritech Capital Funding
   6.875%, 10/15/2027                          47,250                     43,239
Atlantic City Electric Co.
(2)7.00%, 9/1/2023                             18,000                     16,180
BellSouth Telecommunications
   5.875%, 1/15/2009                           15,000                     13,805
   7.50%, 6/15/2033                            30,000                     28,252
Carolina Power & Light Co.
   5.95%, 3/1/2009                             20,000                     18,427
   8.625%, 9/15/2021                           31,000                     33,992

--------------------------------------------------------------------------------
                                                 FACE                     MARKET
                                               AMOUNT                     VALUE*
WELLINGTON FUND                                 (000)                      (000)
--------------------------------------------------------------------------------
Central Illinois Public Service
   6.125%, 12/15/2028                          54,000                     44,439
Chesapeake & Potomac
 Telephone Co. (MD)
   7.15%, 5/1/2023                             10,000                      9,202
Chesapeake & Potomac
 Telephone Co. (VA)
   7.625%, 12/1/2012                           16,400                     16,976
Cincinnati Bell, Inc.
   6.30%, 12/1/2028                            60,000                     45,087
Consolidated Edison Co. of
 New York, Inc.
   6.45%, 12/1/2007                            20,000                     18,979
   7.50%, 6/15/2023                            25,000                     23,427
Duke Energy Corp.
   6.00%, 12/1/2028                            50,000                     40,185
   7.00%, 7/1/2033                             10,000                      8,785
El Paso Natural Gas Co.
   7.50%, 11/15/2026                           47,030                     43,942
Florida Power Corp.
   6.75%, 2/1/2028                             49,955                     44,769
GTE North, Inc.
   6.90%, 11/1/2008                            30,000                     29,367
GTE Southwest, Inc.
   6.00%, 1/15/2006                            30,000                     28,123
Illinois Bell Telephone Co.
   6.625%, 2/1/2025                            27,725                     24,148
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                            50,000                     48,165
Indiana Michigan Power Co.
   6.875%, 7/1/2004                            45,000                     43,614
NGC Corp.
   7.125%, 5/15/2018                           35,000                     31,628
National Rural Utilities
   5.75%, 12/1/2008                            50,000                     45,340
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                             34,019                     35,655
New York Telephone Co.
   6.50%, 4/15/2028                            20,000                     17,406
   7.25%, 2/15/2024                            20,000                     18,201
Northern States Power Co.
   7.125%, 7/1/2025                            55,000                     51,470
Ohio Bell Telephone Co.
   7.85%, 12/15/2022                           20,000                     19,375
Oklahoma Gas & Electric Co.
   6.50%, 4/15/2028                            25,545                     21,512
Pacific Bell
   7.125%, 3/15/2026                           40,000                     37,793
Pacific Gas & Electric Co.
   7.05%, 3/1/2024                             25,000                     23,534
PacifiCorp
   6.625%, 6/1/2007                            20,500                     19,742
   6.71%, 1/15/2026                            21,000                     18,562
Pan Energy Corp.
   7.00%, 10/15/2006                           25,000                     24,175
Southwestern Bell Telephone Co.
   7.25%, 7/15/2025                            25,000                     22,836
   7.60%, 4/26/2007                             7,000                      7,129
Sprint Capital Corp.
   6.125%, 11/15/2008                          50,000                     46,082
Tennessee Gas Pipeline Co.
   7.50%, 4/1/2017                             40,000                     38,489
U S WEST Communications Group
   6.875%, 9/15/2033                           30,000                     25,314
Washington Gas Light Co.
   6.15%, 1/26/2026                            43,500                     42,028
Wisconsin Electric Power Co.
   6.50%, 6/1/2028                             20,000                     17,241
   7.70%, 12/15/2027                           29,100                     27,204
Wisconsin Gas Co.
   6.60%, 9/15/2013                            13,100                     12,230
Wisconsin Public Service
   6.08%, 12/1/2028                            45,000                     37,341
WorldCom Inc.
   6.40%, 8/15/2005                            48,000                     46,543
                                                                     -----------
                                                                       1,351,188
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $6,585,734)                                                      6,202,271
--------------------------------------------------------------------------------
FOREIGN BONDS  (u.s. Dollar-Denominated)(3.7%)
--------------------------------------------------------------------------------
Abbey National First Capital
   8.20%, 10/15/2004                           20,000                     20,788
Abbey National PLC
   6.69%, 10/17/2005                           25,000                     24,330
Amoco Canada Petroleum Co.
   7.95%, 10/1/2022                            20,000                     20,587
BBV International Finance
   7.00%, 12/1/2025                            37,500                     33,229
BHP Finance USA Ltd.
   7.25%, 3/1/2016                             35,000                     32,178
Bank of Montreal
   7.80%, 4/1/2007                             15,000                     15,355
Banque Nationale de Paris-NY
   7.20%, 1/15/2007                            40,000                     38,864
Banque Paribas NY
   6.95%, 7/22/2013                            40,000                     36,319
Bayerische Landesbank-NY
   6.375%, 10/15/2005                          25,000                     23,905
The Development Bank of
 Singapore Ltd.
   7.875%, 8/10/2009                           31,620                     31,769
Husky Oil Ltd.
   7.55%, 11/15/2016                           30,000                     27,263
Inter-American Dev. Bank
   8.875%, 6/1/2009                            50,000                     56,151
KFW International Finance
   7.00%, 3/1/2013                             10,000                      9,893
   7.20%, 3/15/2014                            25,000                     25,165
Norsk Hydro AS
   7.15%, 11/15/2025                           30,000                     27,433
   9.00%, 4/15/2012                            20,000                     21,840
Petro-Canada
   7.875%, 6/15/2026                           32,000                     31,347
Province of Manitoba
   9.125%, 1/15/2018                           20,000                     23,494
   9.25%, 4/1/2020                             20,000                     23,921
Province of New Brunswick
   6.75%, 8/15/2013                            20,400                     19,463
Province of Nova Scotia
   8.25%, 7/30/2022                            30,000                     31,911

--------------------------------------------------------------------------------
                                                 FACE                     MARKET
                                               AMOUNT                     VALUE*
                                                (000)                      (000)
--------------------------------------------------------------------------------
Province of Ontario
   7.00%, 8/4/2005                             40,000                     40,197
Province of Quebec
   6.86%, 4/15/2026                            20,000                     19,597
Royal Bank of Scotland
   6.375%, 2/1/2011                            40,775                     36,705
Scotland International Finance
   8.85%, 11/1/2006                            28,000                     29,846
SmithKline Beecham
   7.375%, 4/15/2005                           15,000                     15,323
Societe Generale-NY
   7.40%, 6/1/2006                             40,000                     39,749
Southern Investments UK PLC
   6.80%, 12/1/2006                            35,000                     32,919
Sun Canada Financial Co.
   6.625%, 12/15/2007                          40,000                     38,922
Talisman Energy, Inc.
   7.125%, 6/1/2007                            20,000                     19,219
Toronto-Dominion Bank
   6.45%, 1/15/2009                            14,000                     13,002
   6.50%, 8/15/2008                            10,000                      9,354
Westdeutsche Landesbank-NY
   6.75%, 6/15/2005                            50,000                     48,472
Zeneca Wilmington Inc.
   7.00%, 11/15/2023                           50,000                     47,224

--------------------------------------------------------------------------------
TOTAL FOREIGN BONDS
(Cost $977,977)                                                          965,73
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (5.6%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (3.0%)

Aid-Israel State
   5.89%, 8/15/2005                            23,000                     22,385
U.S. Treasury Bonds
   6.25%, 8/15/2023                           400,000                    386,600
   7.25%, 5/15/2016                            75,000                     79,765
U.S. Treasury Notes
   5.625%, 2/15/2006                           45,000                     43,655
   5.625%, 5/15/2008                          100,000                     95,643
   6.50%, 8/15/2005                           100,000                    101,253
   7.875%, 11/15/2004                          50,000                     53,478
                                                                     -----------
                                                                         782,779
                                                                     -----------
AGENCY BONDS & NOTES (0.3%)
Federal Home Loan Bank
     5.24%, 12/18/2008                         45,000                     39,966
Tennessee Valley Authority
Global Bond
     6.75%, 11/1/2025                          50,000                     47,738
                                                                     -----------
                                                                          87,704
                                                                     -----------
MORTGAGE-BACKED SECURITIES (2.3%)
Federal National Mortgage Assn.
(3)5.735%, 1/1/2009                            39,621                     37,485
(3)6.032%, 1/1/2009                            60,458                     58,275
(3)6.504%, 7/1/2009                            60,579                     59,689
(3)6.79%, 7/1/2009                             63,240                     62,192
Government National Mortgage Assn.
(3)6.00%, 9/15/2028                               472                        436
(3)6.00%, 11/15/2028                            4,340                      4,006
(3)6.00%, 12/15/2028                           95,824                     88,465
(3)6.00%, 1/15/2029                           145,548                    134,375
(3)6.00%, 2/15/2029                            53,260                     49,171
(3)6.00%, 3/15/2029                             8,154                      7,529
(3)6.00%, 4/15/2029                            10,745                      9,920
(3)6.00%, 5/15/2029                            26,871                     24,804
(3)6.00%, 6/15/2029                            15,800                     14,587
(3)6.00%, 7/15/2029                            19,822                     18,297
(3)6.00%, 8/15/2029                            10,293                      9,500
                                                                     -----------
                                                                         578,731
                                                                     -----------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $1,494,312)          1,449,214
--------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.9%)
--------------------------------------------------------------------------------
ASSET SECURITIZATION CORP.
(3)6.75%, 2/14/2041                            35,000                     33,824
(3)7.49%, 4/14/2029                            34,000                     34,367
Credit Suisse First Boston
Mortgage Securities Corp.
   7.24%, 6/20/2029                            35,000                     34,716
DLJ Mortgage Acceptance Corp.
(3)6.82%, 10/15/2030                           25,000                     24,220
(3)7.60%, 5/15/2030                            36,000                     36,013
Morgan Stanley Capital I Inc.
(3)7.22%, 7/15/2029                            35,000                     35,126
Nomura Asset Securities Corp.
(3)6.69%, 3/15/2030                            34,000                     31,722
--------------------------------------------------------------------------------
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
(Cost $238,829)                                                          229,988
--------------------------------------------------------------------------------
TAXABLE MUNICIPAL BONDS (0.3%)
--------------------------------------------------------------------------------
Oakland CA Pension Obligation
   6.98%, 12/15/2009                           20,000                     19,591
Chelan County WA Public Util. Dist.
   7.07%, 6/1/2007                             10,000                      9,829
   7.10%, 6/1/2008                             12,000                     11,761
Southern California Public
 Power Auth.
   6.93%,  5/15/2017                           30,000                     28,913
--------------------------------------------------------------------------------
TOTAL TAXABLE  MUNICIPAL  BONDS
   (Cost  $72,000)                                                        70,094
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.4%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S.  Government
 Obligations in a Pooled
 Cash Account
   5.67%,  12/1/1999                          123,713                    123,713

   5.68%-5.69%, 12/1/1999--Note G             248,944                    248,944
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (Cost $372,657)                                                       372,657
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.7%)
   (Cost $21,003,772)                                                 25,780,722
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WELLINGTON                                                                 (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.3%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                 $   402,745
Liabilities--Note G                                                    (337,154)
                                                                     -----------
                                                                          65,591
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 872,625,975 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                         $25,846,313
================================================================================

NET ASSET VALUE PER SHARE                                                 $29.62
================================================================================
*See Note A in Notes to Financial Statements.
(1)Considered an affiliated company as the fund owns more than 5% of the outstanding voting securities of the company.
(2)Scheduled principal and interest payments are guaranteed by MBIA (Municipal Bond Insurance Association).
(3)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.
--------------------------------------------------------------------------------
                                               Amount                        Per
                                                (000)                      Share
--------------------------------------------------------------------------------
AT NOVEMBER 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid in Capital                           $19,524,857                     $22.38
Undistributed Net
 Investment Income                            243,616                        .28
Accumulated Net Realized Gains              1,300,890                       1.49
Unrealized Appreciation--
 Note F                                     4,776,950                       5.47
--------------------------------------------------------------------------------
NET ASSETS                                $25,846,313                     $29.62
================================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss)
realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.
---------------------------------------------------------------------
                                                      WELLINGTON FUND
                                         YEAR ENDED NOVEMBER 30, 1999
                                                                (000)
---------------------------------------------------------------------
INVESTMENT INCOME

INCOME
         Dividends*                                        $  422,331
         Interest                                             629,113
         Security Lending                                       4,348
                                                           ----------
            Total Income                                    1,055,792
                                                           ----------
EXPENSES
         Investment Advisory Fees--Note B
                  Basic Fee                                     9,658
                  Performance Adjustment                      (2,480)
         The Vanguard Group--Note C
                  Management and Administrative                67,010
                  Marketing and Distribution                    4,161
         Custodian Fees                                           181
         Auditing Fees                                             21
         Shareholders' Reports                                    816
         Trustees' Fees and Expenses                               39
                                                           ----------
                  Total Expenses                               79,406
                  Expenses Paid Indirectly--Note D            (1,471)
                                                           ----------
                  Net Expenses                                 77,935
---------------------------------------------------------------------
NET INVESTMENT INCOME                                         977,857
---------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*            1,305,304
---------------------------------------------------------------------
CHANGE  IN  UNREALIZED  APPRECIATION  (DEPRECIATION)
  OF  INVESTMENT  SECURITIES                              (1,372,702)
---------------------------------------------------------------------
NET  INCREASE  IN NET  ASSETS  RESULTING  FROM  OPERATIONS    910,459
=====================================================================
*Dividend   income  and  realized  net  loss  from  affiliated
companies  were $13,953,000 and $7,037,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.
--------------------------------------------------------------------------------
                                                             WELLINGTON FUND
                                                         YEAR ENDED NOVEMBER 30,
                                                       -------------------------
                                                              1999          1998
                                                             (000)         (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
      Net Investment Income                             $  977,857    $ 874,690
      Realized Net Gain                                  1,305,304    1,953,295
      Change in Unrealized Appreciation (Depreciation)  (1,372,702)     214,437
                                                        ------------------------
               Net Increase in Net Assets Resulting
               from Operations                             910,459    3,042,422
                                                        ------------------------
DISTRIBUTIONS
      Net Investment Income                             (1,029,186)    (871,468)
      Realized Capital Gain                             (1,954,145)  (1,082,884)
                                                        ------------------------
               Total Distributions                      (2,983,331)  (1,954,352)
                                                        ------------------------
CAPITAL SHARE TRANSACTIONS1
      Issued                                             4,178,637    4,860,919
      Issued in Lieu of Cash Distributions               2,839,521    1,853,402
                                                        ------------------------
      Redeemed                                          (4,928,194)  (3,313,452)
                                                        ------------------------
               Net Increase from Capital
                Share Transactions                       2,089,964    3,400,869
--------------------------------------------------------------------------------
      Total Increase                                        17,092    4,488,939
--------------------------------------------------------------------------------
NET ASSETS
      Beginning of Year                                 25,829,221    21,340,282
      End of Year                                      $25,846,313   $25,829,221
===============================================================================

1Shares Issued (Redeemed)
      Issued                                               139,191       157,319
      Issued in Lieu of Cash Distributions                  97,975        62,577
      Redeemed                                            (164,432)    (107,318
                                                        ------------------------
               Net Increase in Shares Outstanding           72,734       112,578
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


-------------------------------------------------------------------------------------------------------
                                                               WELLINGTON FUND
                                                           YEAR ENDED NOVEMBER 30,

FOR A SHARE OUTSTANDING
 THROUGHOUT EACH YEAR                                         1999     1998     1997    1996     1995
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $32.29   $31.05   $28.34  $24.57   $19.33
-------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                                1.13     1.13     1.11    1.02      .96
         Net Realized and Unrealized
          Gain (Loss) on Investments                         (0.14)    2.86     3.77    4.00     5.19
               Total from InvestmentOperations               ------------------------------------------
                                                              0.99     3.99     4.88    5.02      6.1
                                                             ------------------------------------------

DISTRIBUTIONS
         Dividends from Net Investment Income                (1.22)   (1.18)   (1.06)   (.97)    (.88)
         Distributions from Realized Capital Gains           (2.44)   (1.57)   (1.11)   (.28)    (.03)
                                                             ------------------------------------------
                  Total Distributions                        (3.66)   (2.75)   (2.17)  (1.25)    (.91)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $29.62   $32.29   $31.05  $28.34   $24.57
=======================================================================================================
TOTAL RETURN                                                  3.58%   13.84%   18.60%  21.26%   32.70%
=======================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Year (Millions)                $25,846  $25,829  $21,340 $16,505  $12,333
         Ratio of Total Expenses to Average Net Assets        0.30%    0.31%    0.29%   0.31%    0.33%
         Ratio of Net Investment Income to Average Net Assets 3.74%    3.68%    3.97%   4.08%    4.37%
         Portfolio Turnover Rate                                22%      29%      27%     30%      24%
=======================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

         1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices and using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

         2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

         4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

         5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long Corporate AA or Better Bond Index. For the year ended November 30, 1999, the advisory fee represented an effective annual basic rate of 0.04% of the fund's average net assets before a decrease of $2,480,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1999, the fund had contributed capital of $5,463,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 5.5% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 1999, these arrangements reduced the fund's expenses by $1,454,000 and $17,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the year ended November 30, 1999, the fund purchased $4,198,917,000 of investment securities and sold $4,037,638,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,271,057,000 and $1,305,051,000, respectively.

F. At November 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $4,776,950,000, consisting of unrealized gains of $6,026,707,000 on securities that had risen in value since their purchase and $1,249,757,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at November 30, 1999, was $433,141,000, for which the fund had received as collateral cash of $248,944,000 and U.S. Treasury securities with a market value of $200,985,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Report Of Independent Accountants

To the Shareholders and Trustees  of Vanguard Wellington Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellington Fund (the "Fund") at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 31, 1999

================================================================================
SPECIAL 1999 TAX INFORMATION (UNAUDITED) FOR
VANGUARD WELLINGTON FUND

This information for the fiscal year ended November 30, 1999, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $1,922,110,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1998, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 26.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
================================================================================
28

THE PEOPLE WHO GOVERN YOUR FUND

The Trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are part owner of the fund. Your fund Trustees also serve on the Board of Directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.

         Seven of Vanguard's nine board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.

         Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new Trustees/Directors; and electing Vanguard officers.

         The  list  below  provides  a  brief   description  of  each  Trustee's
professional affiliations. Noted in parentheses is the year in which the Trustee joined the Vanguard Board.

TRUSTEES

JOHN  C.  BOGLE  ?  (1967)   Founder,   Senior   Chairman  of  the  Board,   and
Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN ? (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN ?(1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY ? (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL ? (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Select Sector SPDR Trust.

ALFRED M. RANKIN, JR. ? (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of The BFGoodrich Co.

JOHN C. SAWHILL ? (1991) President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR. ? (1971) Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp. J. Lawrence Wilson ? (1985) Retired Chairman of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY v Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS v Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

VANGUARD MANAGING DIRECTORS

R. GREGORY BARTON v Legal Department.
ROBERT A. DISTEFANO v Information Technology.
JAMES H. GATELY v Individual Investor Group.
KATHLEEN C. GUBANICH v Human Resources.
IAN A. MACKINNON v Fixed Income Group.
F. WILLIAM MCNABB, III v Institutional Investor Group.
MICHAEL S. MILLER v Planning and Development.
RALPH K. PACKARD v Chief Financial Officer.
GEORGE U. SAUTER v Core Management Group.

ABOUT OUR COVER

Our cover art, depicting HMS Vanguard at sea, is a reproduction of Leading the Way, a 1984 work created and copyrighted by noted naval artist Tom Freeman, of Forest Hill, Maryland.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482-2600

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc.

Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

Q210-01/14/2000
(C) 2000 The Vanguard Group, Inc.

All rights reserved.
Vanguard Marketing
Corporation, Distributor.